UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 27, 2021
Date of Report (date of earliest event reported)

BlackBerry Limited
(Exact name of registrant as specified in its charter)

Canada			001-38232	98-0164408
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

2200 University Ave East
Waterloo	Ontario	Canada		N2K 0A7
(Address of Principal Executive Offices)				(Zip Code)
(519) 888-7465
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	BB	New York Stock Exchange
Common Shares	BB	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Tom Eacobacci as President and Chief Operating Officer

Tom Eacobacci, age 50, has served as President of BlackBerry Limited (the “Company”) since June 15, 2020. On April 27, 2021, the Company announced that Mr. Eacobacci has been promoted to President and Chief Operating Officer.

In his additional role as Chief Operating Officer, Mr. Eacobacci will assist Executive Chairman and Chief Executive Officer John Chen with implementing the Company’s corporate business plans and strategy. He will also serve as Acting General Manager of the Company’s Cyber Security business unit, which combines the BlackBerry Spark® software platform together with the company’s critical event management and secure communications solutions.

Mr. Eacobacci’s compensation, benefits and termination entitlements have not changed in connection with the promotion. See the Company’s Current Report on Form 8-K , filed with the Securities and Exchange Commission on June 2, 2020, for a description of those arrangements as well as further background on Mr. Eacobacci’s business experience, which information is incorporated by reference herein.

There are also no family relationships between Mr. Eacobacci and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Eacobacci’s promotion is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	BlackBerry Limited press release dated April 27, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackBerry Limited

Date:	April 29, 2021	By:	/s/ Steve Rai
			Name:	Steve Rai
			Title:	Chief Financial Officer